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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 10, 2000


                             Waxman Industries, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)

Delaware                            0-5888               34-0899894
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(State or other jurisdiction        (Commission           (IRS Employer
of incorporation)                   File Number)          Identification Number)


    24460 Aurora Road, Bedford Heights, Ohio              44146
    ----------------------------------------              -----
    (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (440) 439-1830
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                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On July 10, 2000, Waxman Industries, Inc. (the "Company") announced that it had reached agreements with, among others, a committee representing its bondholders for the financial restructuring of the Company and the disposition of the 7,186,530 shares (the "Barnett Shares") of common stock of Barnett Inc. ("Barnett") owned by Waxman USA Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("Waxman USA"). The Barnett Shares constitute approximately 44.3% of the outstanding common stock, $.01 par value per share, of Barnett (the "Barnett Common Stock"), a formerly wholly-owned subsidiary of the Company. The agreements entered into by the Company include the Company's agreement to vote in favor of the acquisition of all of the outstanding shares of Barnett Common Stock by Wilmar Industries, Inc. ("Wilmar")for $13.15 per share (the "Merger Consideration"), pursuant to that certain Agreement and Plan of Merger, dated as of July 10, 2000 (the "Merger Agreement"), by and among Barnett, Wilmar and BW Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Wilmar ("Merger Sub" and together with Wilmar, the "Purchaser"), pursuant to a merger of Merger Sub with and into Barnett (the "Merger"). Completion of the Merger is subject to conditions precedent referenced therein, including receipt of shareholder approvals, receipt of regulatory approvals and receipt of debt financing pursuant to commitment letters. In connection with the Merger and financial restructuring, the Company entered into certain agreements, which are discussed below.

         The Company and Waxman USA entered into agreements with the Purchaser to vote the Barnett Shares in favor of the Merger and the transactions contemplated by the Merger Agreement. The Company and Waxman USA entered into a stockholder agreement, dated as of July 10, 2000 (the "Stockholder Agreement"), by and among the Company, Waxman USA, Wilmar and Merger Sub, providing for, among other things, an Irrevocable Proxy in favor of the Purchaser and certain covenants by Waxman USA to vote the Barnett Shares in favor of, and to take such other actions as will facilitate the consummation of, the Merger. Waxman USA also entered into a Voting Trust Agreement, dated as of July 10, 2000 (the "Voting Trust Agreement"), by and among Waxman USA, Wilmar, Merger Sub and American Stock Transfer & Trust Company, as voting trustee (the "Voting Trustee"). The Voting Trust Agreement provides for the delivery of certain of the Barnett Shares to the Voting Trustee to vote such shares in favor of the Merger.

         Waxman USA also entered into an agreement, dated as of July 7, 2000 (the "Barnett Agreement" and together with the Merger Agreement, the Stockholder Agreement and the Voting Trust Agreement, the "Transaction Agreements"), by and between Waxman USA and Barnett, pursuant to which Barnett agrees to purchase from Waxman USA shares of Barnett Common Stock equal in value to $2,000,000, if the Merger is not completed by September 1, 2000.

         The Company and Waxman USA entered into an Amendment, Consent and Waiver, dated as of July 9, 2000 (the "Amendment, Consent and Waiver"), by and among the Company, Waxman USA and each of the holders therein named (each, a "Consenting Noteholder") of the Company's 12 3/4% Senior Secured Deferred Coupon Notes due 2004 (the "Deferred Coupon Notes") issued pursuant to that certain indenture (as amended, the "Deferred Coupon Notes





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Indenture"), dated as of May 20, 1996, by and between the Company and The
Huntington National Bank, as trustee, and of Waxman USA's 11 1/8% Senior Notes due 2001 (the "Senior Notes" and together with the Deferred Coupon Notes, the "Notes") issued pursuant to that certain indenture (as amended, the "Senior Notes Indenture" and together with the Deferred Coupon Notes Indenture, the "Indentures"). The Amendment, Consent and Waiver sets forth the terms and conditions whereby the Company, Waxman USA and the Consenting Noteholders, among other things, (i) amend that certain Agreement, dated of December 8, 1999, by and among the Company, Waxman USA and each of the Consenting Noteholders, (ii) consent to the taking of certain actions by the Company and Waxman USA as set forth in the Transaction Agreements and (iii) waive any defaults under the Indentures occasioned by the completion of the transactions contemplated by the Transaction Agreements.

         A copy of the agreements referred to above, and other documents relating to the foregoing transactions are attached hereto and are incorporated herein by reference. A copy of the press release issued by the Company with respect to the foregoing transactions is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  RELATED FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

                  10.1 Merger Agreement, dated as of July 10, 2000, by and among Wilmar Industries, Inc. ("Wilmar"), BW Acquisition, Inc. ("BW Acquisition") and Barnett Inc. ("Barnett").

                  10.2 Stockholder Agreement, dated as of July 10, 2000, by and among the Company, Waxman USA, Wilmar and BW Acquisition.

                  10.3 Voting Trust Agreement, dated as of July 10, 2000, by and among Waxman USA, Wilmar, BW Acquisition, Barnett and American Stock Transfer & Trust Company.

                  10.4 Agreement, dated as of July 7, 2000, by and between Waxman USA and Barnett.

                  10.5 Amendment, Consent and Waiver, dated as of July 9, 2000, by and among the Company, Waxman USA, each of the holders of the Company's 12 3/4% Senior Secured Deferred Coupon Notes due 2004 party thereto and each of the holders of Waxman USA's 11 1/8% Senior Notes due 2001 party thereto (together, the "Consenting Noteholders").

                  10.6 Agreement, dated as of December 8, 1999, by and the Company, Waxman USA and the Consenting Noteholders (Exhibit 10.1 to the Company's Form 8-K filed December 14, 1999, File No. 001-10273, incorporated herein by reference).*

                  99.1     Press release issued by the Company on July 10, 2000.





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* Incorporated herein by reference as indicated.
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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WAXMAN INDUSTRIES, INC.
                                    (Registrant)


Date:    July 13, 2000              By:    /s/ Mark W. Wester
                                       --------------------------------------
                                          Name: Mark W. Wester
                                          Title: Vice President - Finance and
                                                 Chief Financial Officer



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INDEX TO EXHIBITS


Exhibit No.                                                           Page No.
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         10.1     Merger Agreement, dated as of July 10, 2000, by and among
                  Wilmar Industries, Inc. ("Wilmar"), BW Acquisition, Inc. ("BW Acquisition") and Barnett Inc. ("Barnett").

         10.2 Stockholder Agreement, dated as of July 10, 2000, by and among the Company, Waxman USA, Wilmar and BW Acquisition.

         10.3 Voting Trust Agreement, dated as of July 10, 2000, by and among Waxman USA, Wilmar, BW Acquisition, Barnett and American Stock Transfer & Trust Company.

         10.4 Agreement, dated as of July 7, 2000, by and between Waxman USA and Barnett.

         10.5 Amendment, Consent and Waiver, dated as of July 9, 2000, by and among the Company, Waxman USA, each of the holders of the Company's 12 3/4% Senior Secured Deferred Coupon Notes due 2004 party thereto and each of the holders of Waxman USA's 11 1/8% Senior Notes due 2001 party thereto (together, the "Consenting Noteholders").

         10.6 Agreement, dated as of December 8, 1999, by and the Company, Waxman USA and the Consenting Noteholders (Exhibit 10.1 to the Company's Form 8-K filed December 14, 1999, File No. 001-10273, incorporated herein by reference).*

         99.1     Press release issued by the Company on July 10, 2000.



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 * Incorporated herein by reference as indicated.